2011 Full-Year and Fourth-Quarter Results February 9, 2012 Exhibit 99.3 ***********************************************************************************************

***********************************************************************************************

Introduction
Unless otherwise stated, we will be talking about results for the full-
year or fourth-quarter 2011 and comparing them with the same period in 2010
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s webcast slides and are posted on our web site

***********************************************************************************************

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-Q for the quarter ended September 30,
2011, filed with the Securities and Exchange Commission.

Outstanding 2011 Results
Organic cigarette volume growth of 0.5%, thanks notably
to Indonesia and Japan
Fourth consecutive year of global share growth driven by
our superior brand portfolio
Solid volume performance, strong pricing, and significant
productivity savings led to record profitability
Strong cash flow driving generous returns to shareholders
Source: PMI Financials
***********************************************************************************************

PHILIP MORRIS INTERNATIONAL

(%)
25
0
Growth Q4, 2011 vs. Q4, 2010
Growth 2011 vs. 2010
8.2
7.0
13.4
9.2
14.0
21.2
Net Revenues(a)
Adjusted OCI(a)
Adjusted Diluted EPS(b)
Net Revenues(a)
Adjusted OCI(a)
Adjusted Diluted EPS(b)

Outstanding 2011 Results
(a) Excluding currency and acquisitions
(b) Excluding currency
Source: PMI Financials

***********************************************************************************************

Reversal of Currency Favorability in 2012
Recent unfavorable currency movements:
Weaker Euro, due to debt issues in Europe
Depreciation of certain emerging market currencies
At prevailing exchange rates, forecast currency headwind
of approximately 10 cents per share in 2012
This would amount to a reversal of about half the 2011
favorability of 19 cents per share
Source: PMI Forecasts
***********************************************************************************************

2012 EPS Guidance
Excellent business momentum
We will fully compensate the EPS hurdle of 10 cents
related to the exceptional circumstances in Japan in 2011
Reported diluted EPS guidance for 2012, at prevailing
exchange rates, is $5.25 to $5.35 versus $4.85 in 2011
This corresponds to a growth rate of approximately 10%
to 12% on a currency-neutral basis, compared to adjusted
diluted EPS of $4.88 in 2011
Expect to again meet our mid to long-term currency-
neutral annual growth targets in 2012
Source: PMI Forecasts
***********************************************************************************************

Growing Free Cash Flow
(a)
at Double-Digit Rate
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
($ billion)
***********************************************************************************************

Accelerated Share Repurchases
$12 billion three-year share repurchase program initiated
in May 2010
$3.6 billion available under this program at the end of
2011
Current program expected to be completed well ahead of
schedule
Plan to spend $6 billion on share repurchases in 2012
Source: PMI Financials and PMI Forecasts
***********************************************************************************************

2011 Key Drivers and 2012 Business Outlook
Manageable excise tax environment
Stable industry volume trends
Superior brand portfolio
Market share growth
Favorable pricing environment
Limited input cost increases and strong productivity gains
***********************************************************************************************

***********************************************************************************************

Manageable Excise Tax Environment
Most governments appear to have understood that large
disruptive excise tax increases usually do not generate
targeted increases in revenues, nor are sustainable
No excessive excise tax increases implemented or
announced so far in 2011
Reasonable approach in terms of incidence and structure
Several countries in Europe are most likely to increase
VAT this year, but believe this should be manageable
Source: PMI Forecasts

***********************************************************************************************

Outlook for Industry Volume Trends
Cigarette industry volume trends anticipated to be similar
to those prevalent in 2011
Potential for growth in non-OECD markets where adult
smoking population expanding and economy vibrant
(Asia, Middle East)
Moderate decline expected in OECD markets and Eastern
Europe
Southern Europe remains a concern, due to high and
rising unemployment
Expect PMI organic cigarette volume to be relatively flat in
2012
Source: PMI Forecasts

30
26
27.7
27.8
28.1
2009
2010
2011

37
33
34.6
35.1
36.3
2009
2010
2011

37
33
34.6
34.9
36.5
2009
2010
2011

25
21
23.7
23.8
23.8
2009
2010
2011

***********************************************************************************************

PMI Market Share Growth Momentum
(a)
(a) Excluding USA and China. Historical data adjusted for pro-forma inclusion of  2010 business combination with FTC in the Philippines and  the
2011 acquisition in Jordan
(b) Also excluding duty-free
(c) Organisation for Economic Co-operation and Development (OECD) member countries are listed on their website (www.oecd.org)
Source: PMI estimates
(%)
Non-OECD Markets
(b)
(%)
Total (%) Top 30 OCI Markets
(%)
OECD Markets
(b)(c)

***********************************************************************************************

Top Ten PMI Brands Grew in 2011
% Volume Growth vs. Prior Year
Q4, 2011 FY 2011
Marlboro
2.3% 0.9%
L&M
(1.9) 1.7
Fortune
6.4 8.2
(a)
Bond Street
1.5 2.0
Parliament
18.7 12.1
Philip Morris
2.4 1.4
Chesterfield
1.4 0.6
Sampoerna A
12.0 11.8
Lark
25.8 17.5
Dji Sam Soe
10.1 10.3
(a)  March through December (business combination with FTC)
Source: PMI Financials

***********************************************************************************************
Market Shares
2009 2010 2011
Asia
(a)
5.8% 6.1% 6.4%
EEMA 6.4 6.5 6.8
EU 18.4 18.1 17.9
LA&C 13.8 14.1 13.8
(c)
Total
(a)(b)
9.0 9.1 9.2

Marlboro
Gaining Market Share
(a)  Excluding China
(b) Also excluding the USA
(c) Marlboro share up in all major markets in the Latin America & Canada Region. However, the regional share decreased due to a steep excise tax-
driven decline in industry volume in Mexico where the brand had a 52.3% market share in 2011
Source: PMI estimates

Краса, що надихає
PARLIAMENT
Absolute Indulgence
КУРІННЯ МОЖЕ ВИКЛИКАТИ ЗАХВОРЮВАННЯ НА РАК

2010
2011
10
0
4.0
5.3
5.6
6.7
2.9
3.0
7.2
8.1
2.4
2.7
Kaz.
Korea
Russia
Turkey
Ukraine

***********************************************************************************************

Tremendous Performance of Parliament
Luxury positioning
Above premium price
Volume in 2011 grew by
12.1% to 39 billion units
PMI Market Shares
(%)
Note: Kaz. is Kazakhstan
Source: PMI Financials, PMI estimates, Hankook Research and A.C. Nielsen

NOWOŚĆ
ŚCIŚNIJ FILTR
DLA ŚWIEŻEGO SMAKU
FORWARD
L&M
Palenie zabija
Palenie poważnie szkodzi Tobie
i osobom w Twoim otoczeniu

8
0
2010
2011
6.3
6.5
3.6
3.6
EU
EEMA

***********************************************************************************************

Increased Volume of L&M
Leading international low-
price brand
Volume in 2011 grew by
1.7% to 90 billion units
Innovative line extensions
(%)
PMI Market Shares
Source: PMI Financials and PMI estimates

*********************************************************************************************** 18 Favorable OCI Volume/Mix Variance in 2011 Source: PMI Financials

2,000
0
1,223
1,984
1,662
1,894
2008
2009
2010
2011

***********************************************************************************************
Pricing Variance of $1.9 Billion in 2011
($ million)
Source: PMI Financials
2008-10 average:
$1,623 mio.

************************************************************************************************
***********************************************************************************************
Adjusted OCI Margins
Full-Year
2010 2011
(a)
Variance
(a)
Asia 38.7% 44.7% 6.0pp
EEMA 42.5 42.9 0.4
EU 49.2 49.4 0.2
LA&C 31.2 31.4 0.2
Total 42.3 44.2 1.9

Improved Margins
(a) Excluding currency and acquisitions
Source: PMI Financials

***********************************************************************************************

$300 Million Productivity Target in 2012
Forecast moderate increases in tobacco leaf prices and direct material costs, broadly in line with inflation
Increased but manageable costs, mainly in Europe, relating to the imposition of “RCIP” paper
$300 million productivity pre-tax target in 2012, mainly derived from manufacturing and supply chain initiatives
Source: PMI Forecasts

PMI 38.4%
Pfizer 27.5%
Roche 25.8%
BAT 18.9%
Novartis 18.7%
Johnson & Johnson 18.6%
McDonalds 17.7%
Imperial Tobacco 17.2%
GlaxoSmithKline 17.2%
Diageo 16.8%
Vodafone 14.0%
Coca-Cola 13.8%
Bayer 11.0%
Heineken 9.2%
PepsiCo 8.4%
Unilever 4.2%
Kraft 1.0%
Nestlé 0.6%

PMI 38.4%
Altria 21.0%
BAT 18.9%
Imperial Tobacco 17.2%
Japan Tobacco 16.8%
Lorillard 13.6%
Reynolds American 10.8%

***********************************************************************************************
Peer Group Tobacco Sector
Free Cash Flow as a % of Net Revenues –
(YTD September, 2011)

Note: Free cash flow as a percentage of net revenues is defined as total January 1, 2011 – September 30, 2011 period  free cash flow over total
January 1, 2011 – September 30, 2011 period net revenues. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Nearest comparable period is used where the January 1, 2011 – September 30, 2011 comparison is not available. PMI’s free cash flow and net revenues for the period were $9,000 million and $23,426 million, respectively
Source: Company filings, compiled by Centerview

Dividends

1.84
3.08
+67.4%
2008
2011

Share Repurchases (2008-2011)

21.4
414.1
19.6
Cumulative Amount ($ billion)
Shares (million)
Shares Outstanding at spin (%)

***********************************************************************************************
Significant Returns to Shareholders Through
Dividends and Share Repurchases
Note: Dividends for 2008 and 2011 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared
June 18, 2008. The annualized rate for 2011 is based on a quarterly dividend of $0.77 per common share, declared September 14, 2011. The outstanding PMI shares at the time of the spin were 2,109 million
Source: PMI Financials

PHILIP MORRIS INTERNATIONAL

Total Shareholder Return

PMI 39.8%
McDonalds 34.7%
Pfizer 28.8%
IBM 27.4%
Home Depot 23.4%
Kraft Foods 22.6%
Chevron 20.3%
Intel 19.3%
Exxon Mobil 18.7%
Verizon 18.2%
Boeing 15.2%
Wal-Mart Stores 13.9%
American Express 11.6%
Johnson & Johnson 9.9%
Merck 9.5%
Coca-Cola 9.4%
Travelers 9.3%
AT&T 9.0%
Procter & Gamble 7.0%
Walt Disney 1.7%
GE 1.3%
(1.5)% Caterpillar
(2.8)% 3M
(4.5)% Microsoft
(5.0)% United Technologies
(5.2)% DuPont
(9.6)% Cisco Systems
(20.0)% JPMorgan Chase
(37.9)% Hewlett-Packard
(43.3)% Alcoa
(58.1)% Bank of America

Share Price Performance

PMI 34.1%
McDonalds 30.7%
IBM 25.3%
Pfizer 23.6%
Home Depot 19.9%
Kraft Foods 18.6%
Chevron 16.6%
Exxon Mobil 15.9%
Intel 15.3%
Boeing 12.4%
Verizon 12.1%
Wal-Mart Stores 10.8%
American Express 9.9%
Coca-Cola 6.4%
Travelers 6.2%
Johnson & Johnson 6.0%
Merck 4.6%
Procter & Gamble 3.7%
AT&T 2.9%
(0.0)% Walt Disney
(2.1)% GE
(3.3)% Caterpillar
(5.3)% 3M
(7.0)% Microsoft
(7.2)% United Technologies
(8.2)% DuPont
(10.6)% Cisco Systems
(21.6)% JPMorgan Chase
(38.8)% Hewlett-Packard
(43.8)% Alcoa
(58.3)% Bank of America

***********************************************************************************************
PMI Outperformed All 30 Stocks in the Dow Jones
Industrial Average in 2011

Source: FactSet, compiled by Centerview

*********************************************************************************************** 25 Questions & Answers 2011 Full-Year and Fourth-Quarter Results

***********************************************************************************************
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,118 $           4,910 $   2,208 $           38 $         2,170 $              - $          2,170 $           European Union 6,997 $      4,804 $   2,193 $           0.7% (1.0)% (1.0)%
4,257              2,285      1,972              (66)           2,038                 12          2,026              EEMA 4,263         2,385      1,878              5.0% 8.5% 7.9%
5,013              2,366      2,647              92            2,555                 2            2,553              Asia 4,141         2,035      2,106              25.7% 21.3% 21.2%
2,488              1,644      844                 (23)           867                   -             867                 Latin America & Canada 2,406         1,546      860                 (1.9)% 0.8% 0.8%
18,876 $         11,205 $  7,671 $           41 $         7,630 $              14 $       7,616 $           PMI Total 17,807 $    10,770 $  7,037 $           9.0% 8.4% 8.2%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,012 $           41 $         971 $                 - $          971 $              European Union 1,031 $           (1.8)% (5.8)% (5.8)%
747                (64) 811 - 811                 EEMA 740                 0.9% 9.6% 9.6%
1,036              49 987 2 985                 Asia 790                 31.1% 24.9% 24.7%
214                (12) 226 - 226                 Latin America & Canada 254                 (15.7)% (11.0)% (11.0)%
3,009 $           14 $         2,995 $              2 $         2,993 $           PMI Total 2,815 $           6.9% 6.4% 6.3%
2011 2010
% Change in Reported Operating
Companies Income
2011 2010
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)
(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,012 $           (22) $                 1,034 $        41 $         993 $            - $                     993 $              European Union 1,031 $        (7) $                            1,038 $        (0.4)% (4.3)% (4.3)%
747                (7)                       754              (64)          818               -                       818                 EEMA 740             -                                 740              1.9% 10.5% 10.5%
1,036              (8)                       1,044           49           995               2                       993                 Asia 790             (20)                             810              28.9% 22.8% 22.6%
214                (12)                     226              (12)          238               -                       238                 Latin America & Canada 254             -                                 254              (11.0)% (6.3)% (6.3)%
3,009 $           (49) $                 3,058 $        14 $         3,044 $         2 $                    3,042 $            PMI Total 2,815 $        (27) $                          2,842 $        7.6% 7.1% 7.0%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes
(a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
993 $              2,170 $              45.8% 993 $            2,170 $             45.8% European Union 1,038 $        2,193 $                       47.3% (1.5) (1.5)
818                2,038                40.1% 818               2,026               40.4% EEMA 740             1,878                          39.4% 0.7 1.0
995                2,555                38.9% 993               2,553               38.9% Asia 810             2,106                          38.5% 0.4 0.4
238                867                   27.5% 238               867                  27.5% Latin America & Canada 254             860                            29.5% (2.0) (2.0)
3,044 $           7,630 $              39.9% 3,042 $         7,616 $             39.9% PMI Total 2,842 $        7,037 $                       40.4% (0.5) (0.5)
2010
2011 2010
2011
% Change in Adjusted Operating
Companies Income

***********************************************************************************************

***********************************************************************************************
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended December 31,
(Unaudited)
2011 2010 % Change
Reported Diluted EPS 1.08 $                    0.96 $                    12.5%
Adjustments:
Asset impairment and exit costs 0.02                       0.01
Tax items -                        -
Adjusted Diluted EPS 1.10 $                    0.97 $                    13.4%
Less:
Currency impact -
Adjusted Diluted EPS, excluding Currency 1.10 $                    0.97 $                    13.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)
(a) Includes the business combination in the Philippines ($105)
(b) Includes the business combination in the Philippines ($23)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
29,768 $         20,556 $  9,212 $           440 $       8,772 $              - $          8,772 $           European Union 28,050 $    19,239 $  8,811 $           4.6% (0.4)% (0.4)%
17,452            9,571      7,881              49            7,832                 25          7,807              EEMA 15,928       8,519      7,409              6.4% 5.7% 5.4%
19,590            8,885      10,705            690          10,015               112
(a)
9,903              Asia 15,235       7,300      7,935              34.9% 26.2% 24.8%
9,536              6,237      3,299              70            3,229                 -             3,229              Latin America & Canada 8,500         5,447      3,053              8.1% 5.8% 5.8%
76,346 $         45,249 $  31,097 $         1,249 $     29,848 $            137 $      29,711 $          PMI Total 67,713 $    40,505 $  27,208 $         14.3% 9.7% 9.2%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
4,560 $           277 $       4,283 $              (1) $        4,284 $           European Union 4,311 $           5.8% (0.6)% (0.6)%
3,229              (97) 3,326 (13) 3,339              EEMA 3,152              2.4% 5.5% 5.9%
4,836              400 4,436 28 (b) 4,408              Asia 3,049              58.6% 45.5% 44.6%
988                (2) 990 - 990                 Latin America & Canada 953                 3.7% 3.9% 3.9%
13,613 $         578 $       13,035 $            14 $       13,021 $          PMI Total 11,465 $         18.7% 13.7% 13.6%
2011 2010
% Change in Reported Operating
Companies Income
2011 2010
% Change in Reported Net Revenues
excluding Excise Taxes

***********************************************************************************************

***********************************************************************************************
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)
(a) Includes the business combination in the Philippines ($23)
(b) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
4,560 $           (45) $                 4,605 $        277 $       4,328 $         (1) $                  4,329 $            European Union 4,311 $        (27) $                          4,338 $        6.2% (0.2)% (0.2)%
3,229              (25)                     3,254           (97)          3,351            (1)                      3,352              EEMA 3,152          -                                 3,152           3.2% 6.3% 6.3%
4,836              (15)                     4,851           400          4,451            28
(a)
4,423              Asia 3,049          (20)                             3,069           58.1% 45.0% 44.1%
988                (24)                     1,012           (2)            1,014            -                       1,014              Latin America & Canada 953             -                                 953              6.2% 6.4% 6.4%
13,613 $         (109) $               13,722 $       578 $       13,144 $        26 $                 13,118 $          PMI Total 11,465 $      (47) $                          11,512 $      19.2% 14.2% 14.0%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency
(b)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(b)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes
(b)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
4,328 $           8,772 $             49.3% 4,329 $         8,772 $             49.4% European Union 4,338 $        8,811 $                       49.2% 0.1 0.2
3,351              7,832                42.8% 3,352            7,807               42.9% EEMA 3,152          7,409                          42.5% 0.3 0.4
4,451              10,015              44.4% 4,423            9,903               44.7% Asia 3,069          7,935                          38.7% 5.7 6.0
1,014              3,229                31.4% 1,014            3,229               31.4% Latin America & Canada 953             3,053                          31.2% 0.2 0.2
13,144 $         29,848 $            44.0% 13,118 $        29,711 $           44.2% PMI Total 11,512 $      27,208 $                     42.3% 1.7 1.9
2010
2011 2010
2011
% Change in Adjusted Operating
Companies Income

***********************************************************************************************
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Years Ended December 31,
(Unaudited)
2011 2010 % Change
Reported Diluted EPS 4.85 $                    3.92 $                    23.7%
Adjustments:
Asset impairment and exit costs 0.05                       0.02
Tax items (0.02)                      (0.07)
Adjusted Diluted EPS 4.88 $                    3.87 $                    26.1%
Less:
Currency impact 0.19
Adjusted Diluted EPS, excluding Currency 4.69 $                    3.87 $                    21.2%

***********************************************************************************************
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow
($ in millions)
(Unaudited)
(a) Operating Cash Flow

For the Years Ended
December 31,
2008 2009 2010 2011
Net cash provided by operating activities
(a)
7,935 $         7,884 $         9,437 $         10,529 $
Less:
Capital expenditures 1,099            715               713               897
Free cash flow 6,836 $         7,169 $         8,724 $         9,632 $

PHILIP MORRIS INTERNATIONAL

	For the Nine Months Ended September 30,	For the Years Ended December 31,			Cumulative Total
	2011	2010	2009	2008	2008 ~ YTD September 2011
Net cash provided by operating activities[(a)]	$ 9,568	$ 9,437	$ 7,884	$ 7,935	$ 34,824
Less:					
Capital expenditures	568	713	715	1,099	3,095
Free cash flow	$ 9,000	$ 8,724	$ 7,169	$ 6,836	$ 31,729

	For the Nine Months Ended September 30,	For the Years Ended December 31,			Cumulative Total
	2011	2010	2009	2008	2008 ~ YTD September 2011
Net Revenues	$ 57,470	$ 67,713	$ 62,080	$ 63,640	$ 250,903
Less:					
Excise Taxes	34,044	40,505	37,045	37,935	149,529
Net Revenues excluding Excise Taxes	$ 23,426	$ 27,208	$ 25,035	$ 25,705	$ 101,374
Free Cash Flow as a Percent of Net Revenues excluding Excise Taxes	38.4%	32.1%	28.6%	26.6%	31.3%

***********************************************************************************************

Reconciliation of Operating Cash Flow to Free Cash Flow and
Free Cash Flow as a Percent of Net Revenues excluding Excise Taxes
($ in millions)
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
(a) Operating Cash Flow

34 2011 Full-Year and Fourth-Quarter Results February 9, 2012 ***********************************************************************************************